UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No. 811-08777

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CREDIT SUISSE HIGH YIELD BOND FUND

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(Exact Name of Registrant as Specified in Charter)

One Madison Avenue, New York, New York 10010

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(Address of Principal Executive Offices)         (Zip Code)

John G. Popp

Credit Suisse High Yield Bond Fund

One Madison Avenue

New York, New York 10010

Registrant’s telephone number, including area code: (212) 325-2000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2015 to April 30, 2016

Item 1. Reports to Stockholders.

Credit Suisse High Yield Bond Fund One Madison Avenue

New York, NY 10010

Trustees

Steven N. Rappaport

Chairman of the Board

Enrique R. Arzac

Terry Fires Bovarnick

James J. Cattano

Lawrence J. Fox

John G. Popp

Officers

John G. Popp

Chief Executive Officer and President

Thomas J. Flannery

Chief Investment Officer

Emidio Morizio

Chief Compliance Officer

Lou Anne McInnis

Chief Legal Officer

Kenneth J. Lohsen

Chief Financial Officer

Esther Cheung

Treasurer

Karen Regan

Senior Vice President and Secretary

Investment Adviser

Credit Suisse Asset Management, LLC

One Madison Avenue

New York, NY 10010

Administrator and Custodian

State Street Bank and Trust Co.

One Lincoln Street

Boston, MA 02111

Shareholder Servicing Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

Legal Counsel

Willkie Farr & Gallagher LLP

787 7th Avenue

New York, NY 10019

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Credit Suisse

High Yield Bond Fund

SEMIANNUAL REPORT

April 30, 2016

(unaudited)

Credit Suisse High Yield Bond Fund

Semiannual Investment Adviser’s Report

April 30, 2016 (unaudited)

June 24, 2016

Dear Shareholder:

We are pleased to present this Semiannual Report covering the activities of the Credit Suisse High Yield Bond Fund, Inc. (the “Fund”) for the six months ended April 30, 2016.

Performance Summary

11/1/2015 – 4/30/2016

Fund & Benchmark	Performance
Total Return (based on NAV)[1]	(2.26)%
Total Return (based on market value)[1]	2.25%
BofA Merrill Lynch U.S. High Yield Master II Constrained Index[2]	2.27%

Market Review: Positive flows in a volatile period

The six-month period ended April 30, 2016 was a volatile one for the high yield market, with the BofA Merrill Lynch U.S. High Yield Master II Constrained Index, the Fund’s benchmark, returning 2.27%. After falling to two-year lows in February and returning -9.65% from October 31, 2015 through February 22, 2016, the market reversed course and rallied to close out the period, returning 13.19% from February 22, 2016 through April 30, 2016. Secondary trading levels moved considerably higher on the back of higher energy and commodity prices and positive fund flows.

Yields ended the period at 7.60%, 15 basis points wider than on November 1, 2015. High yield spreads are now +632 basis points, as compared to +597 basis points at the start of the period. From a quality perspective, BB-rated bonds outperformed the index, returning 3.13% while B- and CCC-rated bonds lagged, returning 1.57% and 1.59%, respectively.

Default activity, as measured by JP Morgan, increased to 3.56% for the period. JP Morgan maintained its default forecast at 6% for 2016, but decreased its forecast for 2017 to 5%, as it expects increased prices for WTI Oil will translate into a lower number of defaults.

Year-to-date inflows for U.S. high yield have totaled +$11.7 billion, which is similar to the $10.2 billion over the same period in the prior year, and is also a huge turnaround from the outflows experienced at the end of 2015. Inflows have been supportive of the overall environment and have helped buoy returns to the market. According to JP Morgan, high yield new issuance has been $79.6 billion year-to-date in 2016, compared to $131.9 billion over the same period last year (-40% year over year).

Strategic Review and Outlook: Expecting continued credit market volatility

For the six-month period ended April 30, 2016, the Fund slightly underperformed the benchmark on a price basis and underperformed on an NAV basis. As mentioned earlier, much of the positive returns toward the end of the period were driven by a turn in sentiment for both the oil and commodity space. At the same time, ratings agencies also downgraded a number of energy and commodity oriented names to the high yield space. The influx of downgrades added many new issuers to the high yield index and the Fund was underweight these positions, detracting from relative returns. In addition, negative security selection in the automotive space also detracted from overall returns.

After a poor start to 2016, sentiment in the high yield market has turned positive. Energy prices have improved—and, together with better commodity prices, have buoyed returns. Within the energy sector, we believe levels will remain range-bound in the near future. However, barring a substantial worldwide recession,

Credit Suisse High Yield Bond Fund

Semiannual Investment Adviser’s Report (continued)

April 30, 2016 (unaudited)

we are relatively bullish on oil over the next 12 months as we watch for continued news of lower U.S. oil production and robust gasoline-crude spreads in the summer. Given the heightened correlation between high yield and energy, we believe the oil outlook will continue to impact high yield returns.

With the recent rally, we believe valuations in the high yield market are fair, although we continue to expect an uptick in defaults for 2016. We believe pockets of the market continue to exhibit value, however, we continue to believe credit market volatility will persist, especially with upcoming U.S. presidential elections and the uncertainty associated with United Kingdom’s vote to exit the European Union.

Thomas J. Flannery Chief Investment Officer*	John G. Popp Chief Executive Officer and President**

High yield bonds are lower-quality bonds that are also known as “junk bonds.” Such bonds entail greater risks than those found in higher-rated securities.

The Fund is non-diversified, which means it may invest a greater proportion of its assets in securities of a smaller number of issuers than a diversified fund and may therefore be subject to greater volatility.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund’s investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund’s management are as of the date of the letter and the Fund holdings described in this document are as of April 30, 2016; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

[1]	Assuming reinvestment of dividends of $0.144 per share.
[2]	The BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”) is an unmanaged index that tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer’s allocation is limited to 2% of the Index. The Index does not have transaction costs and investors cannot invest directly in the Index.
*	Thomas J. Flannery, Managing Director, is the Head of the Credit Suisse U.S. High Yield Management Team. Mr. Flannery joined Credit Suisse Asset Management, LLC (“Credit Suisse”) in June 2010. He is a portfolio manager for Credit Investments Group (“CIG”) with responsibility for trading, directing investment decisions, originating and analyzing investment opportunities. Mr. Flannery is also a member of the CIG Credit Committee and is currently a high yield bond portfolio manager and trader for CIG. Mr. Flannery joined Credit Suisse AG in 2000 from First Dominion Capital, LLC where he was an Associate. Mr. Flannery holds a B.S. in Finance from Georgetown University.
**	John G. Popp is a Managing Director of Credit Suisse and Group Head and Chief Investment Officer of CIG with primary responsibility for making investment decisions and monitoring processes for CIG’s global investment strategies. Mr. Popp also serves as the Chief Executive Officer and President of the Credit Suisse Funds, as well as serving as Director, Chief Executive Officer and President for the Credit Suisse Asset Management Income Fund, Inc. and Trustee, Chief Executive Officer, President of the Credit Suisse High Yield Bond Fund and Director, Chief Executive Officer and President of Credit Suisse Park View BDC, Inc. Mr. Popp has been associated with Credit Suisse since 1997.

Credit Suisse High Yield Bond Fund

Semiannual Investment Adviser’s Report (continued)

April 30, 2016 (unaudited)

Credit Quality Breakdown*

(% of Total Investments as of April 30, 2016)

S&P Ratings**

BBB	2.1%
BB	24.7
B	45.6
CCC	21.0
CC	0.7
D	0.4
NR	3.4

Subtotal	97.9
Equity and Other	0.1
Short-Term Investment[1]	2.0

Total	100.0%

*	Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.
**	Credit Quality is based on S&P Ratings. S&P is a main provider of ratings for Credit Asset Classes and is widely used amongst industry participants. The NR category consists of securities that have not been rated by S&P Ratings.
[1]	Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at April 30, 2016.

Average Annual Returns

April 30, 2016 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	(7.12)%	1.21%	5.79%	6.20%
Market Value	(7.17)%	(1.94)%	4.16%	5.82%

Credit Suisse may waive fees and/or reimburse expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Past performance is no guarantee of future results. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return and market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 1-800-293-1232.

The annualized gross and net expense ratios are 2.20 and 2.02%, respectively.

Credit Suisse High Yield Bond Fund

Schedule of Investments

April 30, 2016 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (115.5%)
Advertising (5.6%)
$885	Clear Channel Worldwide Holdings, Inc., Series A, Global Company Guaranteed Notes (Callable 11/15/17 @ 103.25)	(B-, B2)	11/15/22	6.500	$862,875
1,000	Clear Channel Worldwide Holdings, Inc., Series B, Global Company Guaranteed Notes (Callable 05/31/16 @ 103.81)	(B-, Caa1)	03/15/20	7.625	931,880
2,564	Clear Channel Worldwide Holdings, Inc., Series B, Global Company Guaranteed Notes (Callable 11/15/17 @ 103.25)	(B-, B2)	11/15/22	6.500	2,589,640
1,800	Nexstar Broadcasting, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/15/18 @ 103.06)(1)	(BB-, B3)	02/15/22	6.125	1,813,500
2,825	Southern Graphics, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/31/16 @ 106.28)(1)	(CCC+, Caa1)	10/15/20	8.375	2,789,687
4,250	WMG Acquisition Corp., Rule 144A, Senior Secured Notes (Callable 05/31/16 @ 104.50)(1)	(B, B1)	01/15/21	6.000	4,388,125

					13,375,707

Auto Parts & Equipment (2.4%)
2,650	MPG Holdco I, Inc., Global Company Guaranteed Notes (Callable 10/15/17 @ 105.53)	(B+, B3)	10/15/22	7.375	2,663,250
1,950	Optimas OE Solutions, Inc., Rule 144A, Senior Secured Notes (Callable 06/01/18 @ 104.31)(1)	(CCC+, Caa2)	06/01/21	8.625	1,413,750
500	Schaeffler Holding Finance B.V., 6.875% Cash, 7.625% PIK, Rule 144A, Senior Secured Notes (Callable 05/31/16 @ 103.44)(1),(2)	(B+, Ba3)	08/15/18	14.500	516,250
5,000	UCI International LLC, Global Company Guaranteed Notes (Callable 05/31/16 @ 102.16)(3)	(D, C)	02/15/19	8.625	1,125,000

					5,718,250

Brokerage (3.0%)
3,340	CCRE Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 05/31/16 @ 102.91)(1)	(B+, B1)	02/15/18	7.750	3,289,900
1,400	Jefferies Finance LLC, Rule 144A, Senior Unsecured Notes (Callable 04/15/17 @ 105.16)(1)	(B, B1)	04/15/22	6.875	1,232,000
2,950	Jefferies Finance LLC, Rule 144A, Senior Unsecured Notes (Callable 10/15/17 @ 105.63)(1)	(B, B1)	04/15/21	7.500	2,680,812

					7,202,712

Building & Construction (1.7%)
2,925	AV Homes, Inc., Global Company Guaranteed Notes (Callable 07/01/16 @ 106.38)	(B-, Caa1)	07/01/19	8.500	2,917,688
1,275	Rialto Corp., Rule 144A, Company Guaranteed Notes (Callable 05/31/16 @ 103.50)(1)	(B, B2)	12/01/18	7.000	1,255,875

					4,173,563

Building Materials (5.9%)
775	American Builders & Contractors Supply Co., Inc., Rule 144A, Senior Unsecured Notes (Callable 12/15/18 @ 104.31)(1)	(BB, B3)	12/15/23	5.750	813,750
3,650	Euramax International, Inc., Rule 144A, Senior Secured Notes (Callable 02/15/18 @ 109.00)(1)	(B-, Caa2)	08/15/20	12.000	3,339,750
975	GCP Applied Technologies, Inc. Rule 144A, Company Guaranteed Notes (Callable 02/01/19 @ 104.75)(1)	(B+, B1)	02/01/23	9.500	1,070,063
2,750	Headwaters, Inc., Global Company Guaranteed Notes (Callable 05/31/16 @ 103.63)	(B, B3)	01/15/19	7.250	2,846,250
1,860	NCI Building Systems, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/18 @ 106.19)(1)	(BB-, B3)	01/15/23	8.250	1,999,500
2,100	PriSo Acquisition Corp., Rule 144A, Senior Unsecured Notes (Callable 05/15/18 @ 104.50)(1)	(CCC+, Caa1)	05/15/23	9.000	1,879,500
1,075	Summit Materials Finance Corp., Global Company Guaranteed Notes (Callable 07/15/18 @ 103.06)	(B, Caa1)	07/15/23	6.125	1,088,437
1,000	Summit Materials Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 04/15/19 @ 104.25)(1)	(B, Caa1)	04/15/22	8.500	1,065,000

					14,102,250

Cable & Satellite TV (9.9%)
2,300	Altice Financing S.A., Rule 144A, Secured Notes (Callable 05/15/21 @ 103.75)(1)	(BB-, B1)	05/15/26	7.500	2,308,625
2,000	Altice Financing S.A., Rule 144A, Senior Secured Notes (Callable 12/15/16 @ 104.88)(1)	(BB-, B1)	01/15/22	6.500	2,027,500
4,000	Block Communications, Inc., Rule 144A, Senior Unsecured Notes (Callable 05/31/16 @ 103.63)(1)	(B, B1)	02/01/20	7.250	4,040,000

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2016 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)
Cable & Satellite TV
$175	Cequel Capital Corp., Rule 144A, Senior Unsecured Notes (Callable 05/31/16 @ 104.78)(1)	(B-, Caa1)	09/15/20	6.375	$179,818
1,315	CSC Holdings LLC, Global Senior Unsecured Notes	(BB, Ba2)	06/01/24	5.250	1,199,937
2,000	DISH DBS Corp., Global Company Guaranteed Notes	(BB-, Ba3)	06/01/21	6.750	2,065,420
1,000	Midcontinent Communications & Midcontinent Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 08/01/16 @ 104.69)(1)	(B, B3)	08/01/21	6.250	1,037,500
2,165	Midcontinent Communications & Midcontinent Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 08/15/18 @ 105.16)(1)	(B, B3)	08/15/23	6.875	2,257,012
800	Neptune Finco Corp., Rule 144A, Senior Unsecured Notes (Callable 10/15/20 @ 103.31)(1)	(BB-, Ba1)	10/15/25	6.625	862,000
1,000	Neptune Finco Corp., Rule 144A, Senior Unsecured Notes (Callable 10/15/20 @ 105.44)(1)	(B-, B2)	10/15/25	10.875	1,115,000
650	Numericable-SFR S.A., Rule 144A, Senior Secured Notes (Callable 05/01/21 @ 103.69)(1)	(B+, B1)	05/01/26	7.375	660,563
1,700	Numericable-SFR S.A., Rule 144A, Senior Secured Notes (Callable 05/15/17 @ 104.50)(1)	(B+, B1)	05/15/22	6.000	1,708,585
2,800	Numericable-SFR S.A., Rule 144A, Senior Secured Notes (Callable 05/15/19 @ 103.13)(1)	(B+, B1)	05/15/24	6.250	2,719,500
1,000	Virgin Media Finance PLC, Rule 144A, Company Guaranteed Notes (Callable 04/15/18 @ 103.50)(1),(4)	(B, B2)	04/15/23	7.000	1,525,328

					23,706,788

Chemicals (7.9%)
2,650	A Schulman, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/01/18 @ 105.16)(1)	(B+, B3)	06/01/23	6.875	2,669,875
300	Axalta Coating Systems Dutch Holding B, Rule 144A, Company Guaranteed Notes (Callable 05/31/16 @ 105.53)(1)	(B, B3)	05/01/21	7.375	318,000
350	Axiall Corp., Global Company Guaranteed Notes (Callable 05/15/18 @ 102.44)	(BB-, Ba3)	05/15/23	4.875	347,375
1,400	Blue Cube Spinco, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/15/20 @ 105.00)(1)	(BB+, Ba1)	10/15/25	10.000	1,620,500
3,025	Chemtura Corp., Company Guaranteed Notes (Callable 07/15/16 @ 104.31)	(BB-, B1)	07/15/21	5.750	3,025,000
1,150	Ineos Group Holdings S.A., Rule 144A, Secured Notes (Callable 05/31/16 @ 101.53)(1),(5)	(B-, B3)	08/15/18	6.125	1,165,094
1,100	Nufarm Australia Ltd., Rule 144A, Company Guaranteed Notes (Callable 05/30/16 @ 104.78)(1)	(B+, B1)	10/15/19	6.375	1,117,875
2,175	OMNOVA Solutions, Inc., Global Company Guaranteed Notes (Callable 05/31/16 @ 101.97)	(B-, B2)	11/01/18	7.875	2,191,312
1,100	PQ Corp., Rule 144A, Senior Secured Notes (Callable 05/15/19 @ 103.38)(1)	(B-, B2)	11/15/22	6.750	1,137,125
272	Reichhold Industries, Inc., Rule 144A, Senior Secured Notes (Callable 05/31/16 @ 100.00)(1),(3),(6),(7)	(NR, NR)	05/08/17	9.000	10,866
2,400	The Chemours Co., Rule 144A, Company Guaranteed Notes (Callable 05/15/20 @ 103.50)(1)	(B+, B1)	05/15/25	7.000	2,094,000
2,200	Tronox Finance LLC, Global Company Guaranteed Notes (Callable 05/31/16 @ 104.78)(5)	(B, Caa1)	08/15/20	6.375	1,882,375
1,250	Univar U.S.A., Inc., Rule 144A, Company Guaranteed Notes (Callable 07/15/18 @ 103.38)(1)	(B, Caa1)	07/15/23	6.750	1,250,000

					18,829,397

Consumer/Commercial/Lease Financing (2.5%)
4,500	Infinity Acquisition Finance Corp., Rule 144A, Senior Secured Notes (Callable 08/01/17 @ 103.63)(1)	(CCC+, Caa2)	08/01/22	7.250	3,960,000
2,000	National Financial Partners Corp., Rule 144A, Senior Unsecured Notes (Callable 07/15/16 @ 106.75)(1)	(CCC+, Caa2)	07/15/21	9.000	1,997,500

					5,957,500

Diversified Capital Goods (2.5%)
2,050	Anixter, Inc., Rule 144A, Company Guaranteed Notes(1)	(BB, Ba3)	03/01/23	5.500	2,103,812
3,584	Belden, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/01/17 @ 102.75)(1)	(B+, Ba3)	09/01/22	5.500	3,637,760
360	EnerSys, Rule 144A, Company Guaranteed Notes (Callable 01/30/23 @ 100.00)(1)	(BB+, Ba2)	04/30/23	5.000	360,000

					6,101,572

Electronics (0.2%)
500	Microsemi Corp., Rule 144A, Company Guaranteed Notes (Callable 01/15/19 @ 106.84)(1)	(B+, B2)	04/15/23	9.125	552,500

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2016 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)
Energy - Exploration & Production (4.3%)
$4,514	Bonanza Creek Energy, Inc., Global Company Guaranteed Notes (Callable 04/15/17 @ 103.38)	(CC, Ca)	04/15/21	6.750	$1,794,315
2,639	Comstock Resources, Inc., Company Guaranteed Notes (Callable 05/31/16 @ 101.94)	(D, Caa3)	04/01/19	7.750	376,057
2,100	Det Norske Oljeselskap ASA, Rule 144A, Subordinated Notes (Callable 05/27/19 @ 105.13)(1)	(NR, NR)	05/27/22	10.250	2,037,000
600	Energy XXI Gulf Coast, Inc., Global Company Guaranteed Notes (Callable 03/15/19 @ 103.44)(3)	(NR, NR)	03/15/24	6.875	27,750
4,350	EPL Oil & Gas, Inc., Global Company Guaranteed Notes (Callable 05/31/16 @ 102.06)(3)	(NR, NR)	02/15/18	8.250	307,219
2,784	Oasis Petroleum, Inc., Company Guaranteed Notes (Callable 11/01/16 @ 103.25)(5)	(B+, Caa1)	11/01/21	6.500	2,561,280
175	Oasis Petroleum, Inc., Global Company Guaranteed Notes (Callable 09/15/17 @ 103.44)(5)	(B+, Caa1)	03/15/22	6.875	157,063
4,026	Stone Energy Corp., Global Company Guaranteed Notes (Callable 11/15/17 @ 103.75)	(CCC-, Caa3)	11/15/22	7.500	1,056,825
3,000	W&T Offshore, Inc., Global Company Guaranteed Notes (Callable 05/31/16 @ 104.25)	(CC, Ca)	06/15/19	8.500	495,000
1,700	Whiting Petroleum Corp., Company Guaranteed Notes (Callable 12/15/20 @ 100.00)(5)	(B, Caa2)	03/15/21	5.750	1,423,750

					10,236,259

Food - Wholesale (0.9%)
2,250	Dole Food Co., Inc., Rule 144A, Senior Secured Notes (Callable 05/31/16 @ 103.63)(1)	(CCC+, B3)	05/01/19	7.250	2,266,875

Forestry & Paper (0.2%)
300	Lecta S.A., Rule 144A, Senior Secured Notes (Callable 05/30/16 @ 104.44)(1),(8)	(B, B2)	05/15/19	8.875	359,572
950	Stone & Webster, Inc.(7),(9)	(NR, NR)	10/23/19	0.000	1,663

					361,235

Gaming (1.1%)
896	Choctaw Resort Development Enterprise, Rule 144A, Senior Unsecured Notes (Callable 05/31/16 @ 100.00)(1)	(B-, Caa1)	11/15/19	7.250	864,640
1,500	Safari Holding Verwaltungs GmbH, Rule 144A, Senior Secured Notes (Callable 02/15/17 @ 104.13)(1),(8)	(B, B2)	02/15/21	8.250	1,809,423

					2,674,063

Gas Distribution (4.8%)
3,469	Energy Transfer Equity LP, Senior Secured Notes	(BB, Ba2)	10/15/20	7.500	3,512,362
2,750	Genesis Energy Finance Corp., Company Guaranteed Notes (Callable 06/15/19 @ 102.81)	(B+, B1)	06/15/24	5.625	2,502,500
1,450	Genesis Energy Finance Corp., Global Company Guaranteed Notes (Callable 02/15/17 @ 102.88)	(B+, B1)	02/15/21	5.750	1,370,250
4,025	Holly Energy Finance Corp., Global Company Guaranteed Notes (Callable 05/31/16 @ 103.25)	(BB, B1)	03/01/20	6.500	4,065,250

					11,450,362

Health Facilities (4.1%)
4,050	Covenant Surgical Partners, Inc., Rule 144A, Senior Secured Notes (Callable 08/01/16 @ 106.56)(1)	(B-, B3)	08/01/19	8.750	3,898,125
2,200	HCA, Inc., Global Senior Secured Notes (Callable 12/15/25 @ 100.00)	(BBB-, Ba1)	06/15/26	5.250	2,290,750
1,000	Surgery Center Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/15/18 @ 106.66)(1)	(CCC+, Caa2)	04/15/21	8.875	1,002,500
2,100	Tenet Healthcare Corp., Global Senior Unsecured Notes	(CCC+, B3)	04/01/22	8.125	2,189,250
325	Tenet Healthcare Corp., Global Senior Unsecured Notes	(CCC+, B3)	06/15/23	6.750	322,156

					9,702,781

Insurance Brokerage (2.2%)
1,750	Hub Holdings Finance, Inc., 8.125% Cash, 8.875% PIK, Rule 144A, Senior Unsecured Notes (Callable 05/31/16 @ 102.00)(1),(2)	(CCC+, Caa2)	07/15/19	17.000	1,636,250
1,275	HUB International Ltd., Rule 144A, Secured Notes (Callable 02/15/17 @ 103.00)(1)	(CCC+, B3)	02/15/21	9.250	1,332,375
2,450	HUB International Ltd., Rule 144A, Senior Unsecured Notes (Callable 10/01/16 @ 105.91)(1)	(CCC+, Caa2)	10/01/21	7.875	2,407,125

					5,375,750

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2016 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)
Investments & Misc. Financial Services (2.3%)
$1,500	Arrow Global Finance PLC, Rule 144A, Senior Secured Notes (Callable 05/31/16 @ 103.94)(1),(4)	(BB-, B1)	03/01/20	7.875	$2,296,298
1,500	Cabot Financial Luxembourg S.A., Rule 144A, Senior Secured Notes (Callable 05/30/16 @ 107.78)(1),(4)	(B+, B2)	10/01/19	10.375	2,350,287
775	Lincoln Finance Ltd., Rule 144A, Senior Secured Notes (Callable 04/15/18 @ 103.69)(1)	(BB+, B1)	04/15/21	7.375	827,313

					5,473,898

Media - Diversified (1.8%)
1,000	National CineMedia LLC, Global Senior Secured Notes (Callable 04/15/17 @ 103.00)	(BB-, Ba2)	04/15/22	6.000	1,052,500
3,074	National CineMedia LLC, Global Senior Unsecured Notes (Callable 07/15/16 @ 103.94)	(B, B2)	07/15/21	7.875	3,212,330

					4,264,830

Media Content (1.5%)
400	Activision Blizzard, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/15/16 @ 104.22)(1)	(BB+, Baa3)	09/15/21	5.625	422,000
550	Netflix, Inc., Global Senior Unsecured Notes	(B+, B1)	03/01/24	5.750	577,500
750	Netflix, Inc., Global Senior Unsecured Notes	(B+, B1)	02/15/25	5.875	789,750
1,710	Sinclair Television Group, Inc., Global Company Guaranteed Notes (Callable 10/01/17 @ 103.06)	(B+, B1)	10/01/22	6.125	1,833,975

					3,623,225

Medical Products (0.5%)
1,170	Sterigenics-Nordion Holdings LLC, Rule 144A, Senior Unsecured Notes (Callable 05/15/18 @ 104.88)(1)	(CCC+, Caa1)	05/15/23	6.500	1,190,475

Metals & Mining - Excluding Steel (5.1%)
3,100	Boart Longyear Management Pty. Ltd., Rule 144A, Company Guaranteed Notes (Callable 05/30/16 @ 103.50)(1),(5)	(CCC+, Caa2)	04/01/21	7.000	829,250
426	Boart Longyear Management Pty. Ltd., Rule 144A, Senior Secured Notes(1)	(B, B3)	10/01/18	10.000	263,055
1,800	Eldorado Gold Corp., Rule 144A, Company Guaranteed Notes (Callable 12/15/16 @ 103.06)(1)	(BB, B1)	12/15/20	6.125	1,665,000
3,430	Global Brass & Copper, Inc., Global Senior Secured Notes (Callable 06/01/16 @ 104.75)	(B+, B3)	06/01/19	9.500	3,612,219
3,196	GrafTech International Ltd., Global Company Guaranteed Notes (Callable 11/15/16 @ 103.19)	(CCC+, Caa1)	11/15/20	6.375	2,149,310
4,525	Noranda Aluminum Acquisition Corp., Global Company Guaranteed Notes (Callable 05/31/16 @ 105.50)(3)	(NR, NR)	06/01/19	11.000	50,906
6,100	Taseko Mines Ltd., Company Guaranteed Notes (Callable 05/31/16 @ 101.94)	(CCC, Caa2)	04/15/19	7.750	3,568,500

					12,138,240

Oil Field Equipment & Services (4.5%)
4,080	FTS International, Inc., Global Senior Secured Notes (Callable 05/01/17 @ 104.69)	(CCC+, Caa2)	05/01/22	6.250	654,840
479	Harkand Finance, Inc., 7.800% Cash, 0.600% PIK, Reg S, Rule 144A, Senior Secured Notes (Callable 05/30/16 @ 104.50)(1),(2),(3),(10)	(NR, NR)	03/28/19	8.400	167,618
1,575	Pacific Drilling V Ltd., Rule 144A, Senior Secured Notes (Callable 05/30/16 @ 103.63)(1)	(B, Caa3)	12/01/17	7.250	591,609
2,050	Parker Drilling Co., Global Company Guaranteed Notes (Callable 01/15/18 @ 103.38)(5)	(B-, Caa1)	07/15/22	6.750	1,609,250
200	Parker Drilling Co., Global Company Guaranteed Notes (Callable 08/01/16 @ 103.75)	(B-, Caa1)	08/01/20	7.500	167,000
2,355	Pioneer Energy Services Corp., Global Company Guaranteed Notes (Callable 03/15/17 @ 104.59)	(B-, Ca)	03/15/22	6.125	1,118,625
2,615	Shelf Drilling Holdings Ltd., Rule 144A, Secured Notes (Callable 05/31/16 @ 104.31)(1)	(B+, B2)	11/01/18	8.625	1,869,725
2,989	Sidewinder Drilling, Inc.(6),(7)	(NR, NR)	11/15/19	9.750	1,344,832
1,263	Sidewinder Drilling, Inc.(6),(7)	(NR, NR)	11/15/19	12.000	1,091,426
1,600	Transocean, Inc., Global Company Guaranteed Notes (Callable 07/15/22 @ 100.00)	(BB+, B2)	10/15/22	4.30	1,112,000
1,345	Trinidad Drilling Ltd., Rule 144A, Company Guaranteed Notes (Callable 05/31/16 @ 101.97)(1)	(BB, Caa1)	01/15/19	7.875	1,092,813

					10,819,738

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2016 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)
Oil Refining & Marketing (5.1%)
$1,000	CITGO Petroleum Corp., Rule 144A, Senior Secured Notes (Callable 08/15/17 @ 104.69)(1)	(B+, B3)	08/15/22	6.250	$980,000
4,100	Coffeyville Finance, Inc., Global Company Guaranteed Notes (Callable 11/01/17 @ 103.25)	(BB-, B1)	11/01/22	6.500	3,649,000
2,650	Northern Tier Finance Corp., Global Senior Secured Notes (Callable 05/31/16 @ 105.34)	(BB-, B1)	11/15/20	7.125	2,643,375
4,000	PBF Finance Corp., Global Senior Secured Notes (Callable 05/31/16 @ 104.13)	(BBB-, B1)	02/15/20	8.250	4,185,000
700	Western Refining, Inc., Global Company Guaranteed Notes (Callable 04/01/17 @ 103.13)	(B+, B3)	04/01/21	6.250	651,000

					12,108,375

Packaging (3.4%)
250	Ardagh Holdings U.S.A., Inc. Rule 144A, Company Guaranteed Notes (Callable 06/30/17 @ 103.00)(1),(5)	(CCC+, B3)	06/30/21	6.000	247,500
200	Ardagh Holdings U.S.A., Inc., Rule 144A, Company Guaranteed Notes (Callable 01/31/17 @ 103.38)(1)	(CCC+, B3)	01/31/21	6.750	201,500
1,250	Ardagh Holdings U.S.A., Inc., Rule 144A, Senior Unsecured Notes (Callable 05/15/19 @ 105.44)(1)	(B+, B3e)	05/15/24	7.250	1,250,000
700	Ardagh Packaging Finance PLC, Rule 144A, Company Guaranteed Notes (Callable 05/03/16 @ 104.63)(1),(8)	(CCC+, B3)	10/15/20	9.250	843,576
4,150	Reynolds Group Issuer LLC, Global Company Guaranteed Notes (Callable 05/31/16 @ 104.13)	(CCC+, Caa2)	02/15/21	8.250	4,316,000
1,050	SIG Combibloc Holdings S.C.A., Rule 144A, Senior Unsecured Notes (Callable 02/15/18 @ 103.88)(1),(8)	(B-, Caa1)	02/15/23	7.750	1,294,316

					8,152,892

Personal & Household Products (2.1%)
3,390	NBTY, Inc., Global Company Guaranteed Notes (Callable 05/16/16 @ 102.25)	(B-, B3)	10/01/18	9.000	3,465,319
1,025	NBTY, Inc., Rule 144A, Senior Unsecured Notes (Callable 05/15/18 @ 103.81)(1)	(CCC+, Caa1)	05/15/21	7.625	1,050,625
450	Prestige Brands, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/01/19 @ 104.78)(1)	(B, Caa1)	03/01/24	6.375	474,750

					4,990,694

Pharmaceuticals (1.5%)
1,850	AMAG Pharmaceuticals, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/01/18 @ 105.91)(1)	(B+, B3)	09/01/23	7.875	1,669,625
406	Capsugel S.A., 7.000 Cash%, 7.750% PIK, Rule 144A, Senior Unsecured Notes (Callable 05/16/16 @ 101.00)(1),(2)	(B-, Caa1)	05/15/19	14.750	409,045
1,000	Valeant Pharmaceuticals International, Rule 144A, Company Guaranteed Notes (Callable 05/31/16 @ 103.38)(1)	(B-, B3)	08/15/21	6.750	885,000
750	Valeant Pharmaceuticals International, Rule 144A, Company Guaranteed Notes (Callable 10/15/16 @ 103.19)(1)	(B-, B3)	10/15/20	6.375	683,438

					3,647,108

Printing & Publishing (1.7%)
4,008	Harland Clarke Holdings Corp., Rule 144A, Senior Secured Notes (Callable 05/31/16 @ 104.88)(1)	(BB-, B1)	08/01/18	9.750	4,013,010

Real Estate Investment Trusts (3.4%)
500	DuPont Fabros Technology LP, Company Guaranteed Notes (Callable 06/15/18 @ 104.22)	(BB, Ba1)	06/15/23	5.625	517,500
850	ESH Hospitality, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/01/20 @ 102.63)(1)	(BB-, B3)	05/01/25	5.250	842,562
4,400	iStar, Inc., Senior Unsecured Notes (Callable 07/01/16 @ 102.50)	(B+, B2)	07/01/19	5.000	4,290,000
2,500	QTS Finance Corp., Global Company Guaranteed Notes (Callable 08/01/17 @ 104.41)	(BB-, B2)	08/01/22	5.875	2,571,875

					8,221,937

Recreation & Travel (1.2%)
3,000	ClubCorp Club Operations, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/15/18 @ 106.19)(1),(5)	(B-, B3)	12/15/23	8.250	2,970,000

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2016 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)
Software - Services (2.0%)
$2,000	NeuStar, Inc., Global Company Guaranteed Notes (Callable 01/15/18 @ 102.25)(5)	(B, B2)	01/15/23	4.500	$1,650,000
1,875	Sungard Availability Services Capital, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/01/19 @ 104.38)(1)	(CCC, Caa1)	04/01/22	8.750	1,068,750
4,331	Syniverse Holdings, Inc., Global Company Guaranteed Notes (Callable 05/31/16 @ 102.28)	(CCC+, Caa2)	01/15/19	9.125	2,165,500

					4,884,250

Specialty Retail (2.1%)
1,980	Beverages & More, Inc., Rule 144A, Senior Secured Notes (Callable 05/31/16 @ 105.00)(1)	(B-, Caa1)	11/15/18	10.000	1,833,975
700	Caleres, Inc., Global Company Guaranteed Notes (Callable 08/15/18 @ 104.69)	(BB, B1)	08/15/23	6.250	717,500
1,660	Penske Automotive Group, Inc., Global Company Guaranteed Notes (Callable 10/01/17 @ 102.88)	(B+, B1)	10/01/22	5.750	1,722,250
1,100	Takko Luxembourg 2 S.C.A., Rule 144A, Senior Secured Notes (Callable 05/09/16 @ 104.94)(1),(8)	(CCC+, Caa1)	04/15/19	9.875	792,442

					5,066,167

Steel Producers/Products (1.2%)
3,085	JMC Steel Group, Inc., Rule 144A, Senior Unsecured Notes (Callable 05/31/16 @ 102.06)(1)	(B-, Caa1)	03/15/18	8.250	2,977,025

Support - Services (6.0%)
1,000	Avis Budget Finance, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/15/20 @ 102.63)(1)	(B+, B1)	03/15/25	5.250	921,250
1,650	Avis Budget Finance, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/01/19 @ 104.78)(1)	(B+, B1)	04/01/24	6.375	1,645,875
1,500	Change Healthcare Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/15/17 @ 104.50)(1)	(CCC+, Caa1)	02/15/21	6.000	1,522,500
270	CoreLogic, Inc., Global Company Guaranteed Notes (Callable 06/01/16 @ 103.63)	(B+, Ba3)	06/01/21	7.250	280,801
4,400	H&E Equipment Services, Inc., Global Company Guaranteed Notes (Callable 09/01/17 @ 103.50)(5)	(BB-, B3)	09/01/22	7.000	4,466,000
2,100	Light Tower Rentals, Inc., Rule 144A, Senior Secured Notes (Callable 08/01/16 @ 106.09)(1)	(B-, Caa1)	08/01/19	8.125	1,239,000
725	Safway Finance Corp., Rule 144A, Secured Notes (Callable 05/31/16 @ 101.75)(1)	(B+, B3)	05/15/18	7.000	728,625
1,050	The Hertz Corp., Global Company Guaranteed Notes (Callable 05/31/16 @ 101.88)	(B, B2)	10/15/18	7.500	1,070,223
765	The Hertz Corp., Global Company Guaranteed Notes (Callable 05/31/16 @ 103.69)(5)	(B, B2)	01/15/21	7.375	792,731
2,500	York Risk Services Holding Corp., Rule 144A, Company Guaranteed Notes (Callable 10/01/17 @ 106.38)(1)	(CCC+, Caa2)	10/01/22	8.500	1,665,625

					14,332,630

Tech Hardware & Equipment (3.9%)
1,550	Avaya, Inc., Rule 144A, Senior Secured Notes (Callable 05/31/16 @ 101.75)(1),(5)	(CCC+, B2)	04/01/19	7.000	995,875
1,750	Avaya, Inc., Rule 144A, Senior Secured Notes (Callable 05/31/16 @ 102.25)(1)	(CCC+, B2)	04/01/19	9.000	1,120,000
1,950	CommScope Technologies Finance LLC, Rule 144A, Senior Unsecured Notes (Callable 06/15/20 @ 103.00)(1)	(B, B2)	06/15/25	6.000	2,008,500
2,250	Dell, Inc., Global Senior Unsecured Notes	(BB+, Ba3)	04/15/38	6.500	1,800,000
2,525	Riverbed Technology, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/01/18 @ 104.44)(1)	(CCC+, Caa1)	03/01/23	8.875	2,556,562
800	Western Digital Corp., Rule 144A, Senior Secured Notes (Callable 04/01/19 @ 103.69)(1)	(BBB-, Ba1)	04/01/23	7.375	809,500

					9,290,437

Telecom - Satellite (1.5%)
3,000	Hughes Satellite Systems Corp., Global Company Guaranteed Notes	(BB, B3)	06/15/21	7.625	3,348,750
700	Intelsat Luxembourg S.A., Global Company Guaranteed Notes (Callable 06/01/17 @ 103.88)	(CC, Ca)	06/01/21	7.750	234,500

					3,583,250

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2016 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)
Telecom - Wireless (3.3%)
$625	Sprint Corp., Global Company Guaranteed Notes	(B, Caa1)	09/15/23	7.875	$490,625
1,600	Sprint Corp., Global Company Guaranteed Notes	(B, Caa1)	06/15/24	7.125	1,208,000
1,350	Sprint Corp., Global Company Guaranteed Notes (Callable 11/15/24 @ 100.00)	(B, Caa1)	02/15/25	7.625	1,024,313
1,400	T-Mobile U.S.A., Inc., Global Company Guaranteed Notes (Callable 01/15/21 @ 103.25)	(BB, Ba3)	01/15/26	6.500	1,489,250
3,575	T-Mobile U.S.A., Inc., Global Company Guaranteed Notes (Callable 09/01/19 @ 103.19)	(BB, Ba3)	03/01/25	6.375	3,767,156

					7,979,344

Telecom - Wireline Integrated & Services (0.4%)
1,025	Zayo Capital, Inc., Global Company Guaranteed Notes (Callable 04/01/18 @ 104.50)	(B-, B3)	04/01/23	6.000	1,058,313

Theaters & Entertainment (1.4%)
1,600	AMC Entertainment, Inc., Global Company Guaranteed Notes (Callable 02/15/17 @ 104.41)	(B, B2)	02/15/22	5.875	1,668,000
1,475	Carmike Cinemas, Inc., Rule 144A, Secured Notes (Callable 06/15/18 @ 104.50)(1)	(BB, B1)	06/15/23	6.000	1,567,188

					3,235,188

Transport Infrastructure/Services (0.4%)
2,600	Navios Maritime Finance II U.S., Inc., Rule 144A, Senior Secured Notes (Callable 01/15/17 @ 105.53)(1)	(B, Caa2)	01/15/22	7.375	1,059,500

TOTAL CORPORATE BONDS (Cost $323,074,503)					276,868,090

BANK LOANS (27.0%)
Aerospace & Defense (0.3%)
1,000	Sequa Corp.(11)	(CCC+, Caa1)	06/19/17	5.250	767,920

Auto Parts & Equipment (1.5%)
2,800	Jason, Inc.(7),(11)	(CCC+, Caa1)	06/30/22	9.000	2,114,000
1,501	U.S. Farathane LLC(11)	(B+, B2)	12/23/21	6.750	1,506,629

					3,620,629

Beverages (0.8%)
2,500	The Winebow Group, Inc.(7),(11)	(CCC+, Caa1)	12/31/21	8.500	1,987,500

Building Materials (1.0%)
2,316	Panolam Industries International, Inc.(7),(11)	(BB-, B2)	08/23/17	7.500	2,292,439

Chemicals (3.4%)
2,145	Ascend Performance Materials Operations LLC(11)	(B, B2)	04/10/18	6.750	2,064,611
1,250	Chromaflo Technologies Corp.(11)	(CCC+, Caa2)	06/02/20	8.250	968,750
2,940	Ravago Holdings America, Inc.(11)	(BB+, B2)	12/20/20	5.500	2,954,700
2,500	Solenis International LP(11)	(B-, Caa1)	07/31/22	7.750	2,281,250

					8,269,311

Diversified Capital Goods (0.8%)
1,870	Dynacast International LLC(11)	(B-, Caa1)	01/30/23	9.500	1,841,950

Energy - Exploration & Production (0.6%)
1,750	Chief Exploration & Development LLC(11)	(NR, NR)	05/16/21	7.500	1,327,813

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2016 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)
Food - Wholesale (0.5%)
$1,500	Del Monte Foods, Inc.(11)	(CCC, Caa1)	08/18/21	8.250	$1,125,000

Gaming (1.4%)
1,496	CBAC Borrower LLC(11)	(B-, Caa1)	07/02/20	8.250	1,402,734
1,990	ROC Finance LLC(11)	(B+, B2)	06/20/19	5.000	1,900,255

					3,302,989

Health Services (0.5%)
1,158	MMM Holdings, Inc.(11)	(B-, B3)	12/12/17	9.750	767,229
842	MSO of Puerto Rico, Inc.(11)	(B-, B3)	12/12/17	9.750	557,771

					1,325,000

Health Services (0.8%)
2,000	Phillips-Medisize Corp.(11)	(CCC+, Caa2)	06/16/22	8.250	1,820,000

Investments & Misc. Financial Services (1.1%)
913	Liquidnet Holdings, Inc.(11)	(B, B2)	05/22/19	7.750	907,938
2,000	Mergermarket U.S.A., Inc.(7),(11)	(CCC+, Caa2)	02/04/22	7.500	1,760,000

					2,667,938

Machinery (0.9%)
2,250	CPM Holdings, Inc.(7),(11)	(B, Caa1)	04/10/23	10.250	2,137,500

Media Content (0.4%)
1,000	DLG Acquisitions Ltd.(8),(11)	(B-, Caa2)	06/30/22	8.250	1,042,984

Oil Field Equipment & Services (0.4%)
2,000	Shelf Drilling Holdings Ltd.(11)	(B-, B3)	10/08/18	10.000	1,050,000

Oil Refining & Marketing (1.2%)
2,939	Philadelphia Energy Solutions LLC(11)	(BB-, B1)	04/04/18	6.250	2,803,447

Printing & Publishing (0.4%)
905	Harland Clarke Holdings Corp.(11)	(BB-, B1)	06/30/17	5.881	900,855

Recreation & Travel (2.0%)
1,955	Abercrombie & Kent U.S. Group Holdings, Inc.(6),(7),(11)	(NR, NR)	12/07/18	5.000	1,886,575
3,000	Legendary Pictures Funding LLC(7),(11)	(NR, NR)	04/22/20	7.000	2,962,500

					4,849,075

Software - Services (3.0%)
2,000	Deltek, Inc.(11)	(CCC+, Caa2)	06/25/23	9.500	1,990,000
2,940	Intralinks, Inc.(7),(11)	(BB, B2)	02/24/19	7.250	2,917,950
2,500	Landslide Holdings, Inc.(7),(11)	(CCC+, Caa1)	02/25/21	8.250	2,362,500

					7,270,450

Specialty Retail (1.0%)
2,488	BJ’s Wholesale Club, Inc.(11)	(CCC, Caa2)	03/26/20	8.500	2,425,889

Steel Producers/Products (0.8%)
1,980	Atkore International, Inc.(11)	(CCC+, Caa2)	10/09/21	7.750	1,881,000

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2016 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)
Support - Services (0.6%)
$1,466	RedTop Luxembourg Sarl(7),(11)	(CCC+, B3)	06/03/21	8.250	$1,374,609

Telecom - Wireline Integrated & Services (0.8%)
2,000	Omnitracs, Inc.(11)	(CCC+, Caa1)	05/25/21	8.750	1,853,330

Theaters & Entertainment (2.3%)
2,000	CKX, Inc.(6),(7),(11)	(NR, NR)	06/21/17	11.000	850,000
3,000	Metro-Goldwyn-Mayer, Inc.(11)	(BB, Ba3)	06/26/20	5.125	2,988,765
1,712	Tech Finance & Co. S.C.A.(11)	(BB-, B1)	07/11/20	5.000	1,705,349

					5,544,114

Transport Infrastructure/Services (0.5%)
1,179	OSG International, Inc.(11)	(BB-, B1)	08/05/19	5.750	1,169,784

TOTAL BANK LOANS (Cost $69,166,958)					64,651,526

ASSET BACKED SECURITIES (0.6%)
Collateralized Debt Obligations (0.6%)
1,000	BNPP IP CLO Ltd., 2014-2A, Rule 144A(1),(11)	(BB, NR)	10/30/25	5.866	690,912
1,000	Dryden Senior Loan Fund, 2012-24RA, Rule 144A(1),(11)	(B, NR)	11/15/23	8.518	687,863

TOTAL ASSET BACKED SECURITIES (Cost $1,929,190)					1,378,775

Number of Shares
COMMON STOCKS (0.1%)
Building & Construction (0.1%)
12,718	White Forest Resources, Inc.(6),(7),(12)				106,323

Building Materials (0.0%)
619	Dayton Superior Corp.(6),(7),(12)				—

Chemicals (0.0%)
4,893	Huntsman Corp.(7)				77,016

Gaming (0.0%)
55,100	Majestic Holdco LLC(7),(12)				13,086

TOTAL COMMON STOCKS (Cost $3,119,227)					196,425

PREFERRED STOCK (0.0%)
Building Materials (0.0%)
688	Dayton Superior Corp.(6),(7),(12) (Cost $250,835)				—

SHORT-TERM INVESTMENTS (7.2%)
10,212,938	State Street Navigator Prime Portfolio, 0.50%(13)				10,212,938

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2016 (unaudited)

Par (000)		Maturity	Rate%	Value

SHORT-TERM INVESTMENTS (continued)
$7,020	State Street Bank and Trust Co. Euro Time Deposit	05/02/16	0.010	$7,019,543

TOTAL SHORT-TERM INVESTMENTS (Cost $17,232,481)				17,232,481

TOTAL INVESTMENTS AT VALUE (150.4%) (Cost $414,773,194)				360,327,297

LIABILITIES IN EXCESS OF OTHER ASSETS (-50.4%)				(120,696,014)

NET ASSETS (100.0%)				$239,631,283

†	Credit ratings given by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) are unaudited.

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2016, these securities amounted to a value of $148,869,042 or 62.1% of net assets.

(2)	PIK: Payment-in-kind security for which part of the income earned may be paid as additional principal.

(3)	Bond is currently in default.

(4)	This security is denominated in British Pound.

(5)	Security or portion thereof is out on loan (See note 2-J).

(6)	Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.
(7)	Illiquid security (unaudited).

(8)	This security is denominated in Euro.

(9)	Zero-coupon security.

(10)	REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(11)	Variable rate obligations - The interest rate is the rate as of April 30, 2016.

(12)	Non-income producing security.

(13)	Represents security purchased with cash collateral received for securities on loan. The rate shown is the annualized one-day yield at April 30, 2016.

INVESTMENT ABBREVIATION

NR = Not Rated (unaudited)

Forward Foreign Currency Contracts

Forward Foreign Currency to be Purchased (Local)		Forward Foreign Currency to be Sold (Local)		Expiration Date	Counterparty	Value on Settlement Date	Current Value/Notional	Net Unrealized Appreciation (Depreciation)
USD	6,429,635	EUR	5,627,000	10/14/16	Morgan Stanley	$(6,429,635)	$(6,479,671)	$(50,036)
USD	6,231,447	GBP	4,420,250	10/14/16	Morgan Stanley	(6,231,447)	(6,479,974)	(248,527)

								$(298,563)

Currency Abbreviations:

EUR = Euro

GBP = British Pound

USD = United States Dollar

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Assets and Liabilities

April 30, 2016 (unaudited)

Assets
Investments at value, including collateral for securities on loan of $10,212,938 (Cost $414,773,194) (Note 2)	$360,327,297 [1]
Cash	50,000
Foreign currency at value (cost $569,305)	582,535
Dividend and interest receivable	6,194,488
Receivable for investments sold	343,305
Prepaid expenses and other assets	43,119

Total assets	367,540,744

Liabilities
Investment advisory fee payable (Note 3)	228,723
Administrative services fee payable (Note 3)	12,949
Loan payable (Note 4)	109,800,000
Payable upon return of securities loaned (Note 2)	10,212,938
Payable for investments purchased	7,207,250
Unrealized depreciation on forward currency contracts (Note 2)	298,563
Interest payable	69,556
Trustees’ fee payable	42,424
Accrued expenses	37,058

Total liabilities	127,909,461

Net Assets
Applicable to 99,918,923 shares outstanding	$239,631,283

Net Assets
Capital stock, $.001 par value (Note 6)	99,919
Paid-in capital (Note 6)	371,407,618
Accumulated net investment loss	(2,198,806)
Accumulated net realized loss on investments and foreign currency transactions	(74,949,307)
Net unrealized depreciation from investments and foreign currency translations	(54,728,141)

Net assets	$239,631,283

Net Asset Value Per Share ($239,631,283 / 99,918,923)	$2.40

Market Price Per Share	$2.30

[1]	Including $10,019,627 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Operations

For the Six Months Ended April 30, 2016 (unaudited)

Investment Income
Interest	$14,641,780
Dividends	1,223
Securities lending (net of rebates)	62,624

Total investment income	14,705,627

Expenses
Investment advisory fees (Note 3)	1,618,528
Administrative services fees (Note 3)	32,611
Interest expense (Note 4)	691,317
Trustees’ fees	69,737
Commitment fees (Note 4)	41,356
Printing fees	35,168
Legal fees	30,839
Audit and tax fees	21,807
Custodian fees	21,471
Stock exchange listing fees	16,602
Transfer agent fees (Note 3)	14,471
Insurance expense	3,570
Miscellaneous expense	4,638

Total expenses	2,602,115
Less: fees waived (Note 3)	(211,338)

Net expenses	2,390,777

Net investment income	12,314,850

Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized loss from investments	(8,719,074)
Net realized gain from foreign currency transactions	550,517
Net change in unrealized appreciation (depreciation) from investments	(11,871,766)
Net change in unrealized appreciation (depreciation) from foreign currency translations	(405,857)

Net realized and unrealized loss from investments and foreign currency related items	(20,446,180)

Net decrease in net assets resulting from operations	$(8,131,330)

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2016 (unaudited)	For the Year Ended October 31, 2015
From Operations
Net investment income	$12,314,850	$26,331,639
Net realized gain (loss) from investments and foreign currency transactions	(8,168,557)	3,849,442
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	(12,277,623)	(43,107,913)

Net decrease in net assets resulting from operations	(8,131,330)	(12,926,832)

From Dividends
Dividends from net investment income	(14,387,695)	(28,764,061)

Net decrease in net assets resulting from dividends	(14,387,695)	(28,764,061)

From Capital Share Transactions (Note 6)
Issuance of 13,125 and 22,339 shares through the trustees compensation plan (Note 3)	31,500	62,984
Net proceeds from at-the-market offering cost (Note 7)	—	1,038,341
At-the-market offering costs	—	(93,902)
Reinvestment of dividends	—	64,064

Net increase in net assets from capital share transactions	31,500	1,071,487

Net decrease in net assets	(22,487,525)	(40,619,406)
Net Assets
Beginning of period	262,118,808	302,738,214

End of period	$239,631,283	$262,118,808

Accumulated net investment loss	$(2,198,806)	$(125,961)

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Cash Flows

April 30, 2016 (unaudited)

Reconciliation of Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities
Net decrease in net assets resulting from operations		$(8,131,330)

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities
Decrease in dividend and interest receivable	$1,113,902
Decrease in accrued expenses	(29,799)
Increase in payable upon return of securities loaned	2,044,195
Decrease in interest payable	(654)
Increase in prepaid expenses and other assets	(22,655)
Decrease in advisory fees payable	(35,477)
Net amortization of discount on investments	(202,348)
Purchases of long-term securities	(73,379,907)
Proceeds from sales of long-term securities	92,238,316
Purchase of short-term securities, net	(3,231,740)
Net change in unrealized (appreciation) depreciation from investments and foreign currency translations	12,299,581
Net realized loss from investments	8,719,074
Total adjustments		39,512,488

Net cash provided by operating activities[1]		$31,381,158

Cash Flows From Financing Activities
Borrowings on revolving credit facility	5,010,000
Repayments of credit facility	(21,810,000)
Proceeds from issuance of shares through trustee compensation	31,500
Cash dividends paid	(14,387,695)

Net cash used in financing activities		(31,156,195)

Net increase in cash		224,963
Cash — beginning of period		407,572

Cash — end of period		$632,535

Non-Cash Activity:
Issuance of shares through dividend reinvestments		$—

[1]	Included in operating expenses is cash of $691,971 paid for interest on borrowings.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Financial Highlights

	For the Six Months Ended 4/30/16 (unaudited)	For the Year Ended October 31,
		2015	2014	2013	2012	2011
Per share operating performance
Net asset value, beginning of period	$2.62	$3.04	$3.12	$3.02	$2.82	$2.94

INVESTMENT OPERATIONS
Net investment income[1]	0.12	0.26	0.28	0.30	0.31	0.32
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(0.20)	(0.39)	(0.07)	0.11	0.19	(0.12)

Total from investment activities	(0.08)	(0.13)	0.21	0.41	0.50	0.20

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.14)	(0.29)	(0.29)	(0.31)	(0.32)	(0.32)
Return of capital	—	—	—	(0.01)	—	—

Total dividends and distributions	(0.14)	(0.29)	(0.29)	(0.32)	(0.32)	(0.32)

CAPITAL SHARE TRANSACTIONS
Increase to net asset value due to shares issued through at-the-market offerings	—	0.00 [2]	0.00 [2]	0.01	0.02	—

Net asset value, end of period	$2.40	$2.62	$3.04	$3.12	$3.02	$2.82

Per share market value, end of period	$2.30	$2.40	$3.12	$3.16	$3.16	$2.95

TOTAL INVESTMENT RETURN[3]
Net asset value	(2.26)%	(3.96)%	6.91%	14.47%	19.44%	6.84%
Market value	2.25%	(14.28)%	8.33%	10.80%	19.46%	12.51%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$239,631	$262,119	$302,738	$304,794	$276,720	$212,124
Average debt per share	$1.13 [4]	$1.37	$1.44	$1.24	$1.22	$1.22
Ratio of expenses to average net assets	2.02%[4]	1.87%	1.82%	1.75%	1.94%	2.00%
Ratio of expenses to average net assets excluding interest expense	1.44%[4]	1.37%	1.35%	1.32%	1.40%	1.46%
Ratio of net investment income to average net assets	10.42%[4]	9.28%	8.85%	9.72%	10.56%	10.70%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.18%[4]	0.15%	0.13%	0.14%	0.18%	0.19%
Portfolio turnover rate	23%	41%	59%	73%	58%	66%

[1]	Per share information is calculated using the average shares outstanding method.
[2]	This amount represents less than $0.01 per share.
[3]	Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV.
[4]	Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements

April 30, 2016 (unaudited)

Note 1. Organization

Credit Suisse High Yield Bond Fund (the “Fund”) is a business trust organized under the laws of the State of Delaware on April 30, 1998. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s principal investment objective is to seek high current income. The Fund also will seek capital appreciation as a secondary objective, to the extent consistent with its objective of seeking high current income.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows Accounting Standard Codification (“ASC”) Topic 946 — Financial Services — Investment Companies.

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the “Exchange”) on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional “round lot” size, but some trades occur in smaller “odd lot” sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees (the “Board”) to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved and established by the Board.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

Note 2. Significant Accounting Policies (continued)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund’s assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3		Total
Investments in Securities
Corporate Bonds	$—	$274,419,303	$2,448,787		$276,868,090
Bank Loans	—	31,254,108	33,397,418		64,651,526
Asset Backed Securities	—	1,378,775	—		1,378,775
Common Stocks	77,016	13,086	106,323		196,425
Preferred Stocks	—	—	0	[1]	0	[1]
Short-term Investments	—	17,232,481	—		17,232,481

	$77,016	$334,297,753	$35,952,528		$360,327,297

Liabilities	Level 1	Level 2	Level 3		Total
Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$298,563	$—		$298,563

[1]	Included a zero valued security.
*	Other financial instruments include unrealized appreciation (depreciation) on forward foreign currency contracts.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

Note 2. Significant Accounting Policies (continued)

The following is a reconciliation of investments as of April 30, 2016 in which significant unobservable inputs were used in determining value. Transfers in or out of Level 3 represent the end of the period value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

	Corporate Bonds	Bank Loans	Common Stocks	Preferred Stocks	Total
Balance as of October 31, 2015	$115,995	$31,410,501	$—	$—	$31,526,496
Accrued discounts (premiums)	(16,507)	93,542	—	—	77,035
Purchases	4,618,078	2,904,900	2,720,988	—	10,243,966
Sales	(687)	(146,526)	—	—	(147,213)
Realized gain (loss)	(549,312)	1,621	—	—	(547,691)
Change in unrealized appreciation (depreciation)	(1,718,780)	(882,706)	(2,614,665)	—	(5,216,151)
Transfers into Level 3	—	11,175,329	—	—	11,175,329
Transfers out of Level 3	—	(11,159,243)	—	—	(11,159,243)

Balance as of April 30, 2016	$2,448,787	$33,397,418	$106,323	$—	$35,952,528

Net change in unrealized appreciation (depreciation) from investments still held as of April 30, 2016	$(2,268,780)	$(788,946)	$(2,614,665)	$0	$(5,672,391)

Quantitative Disclosure About Significant Unobservable Inputs

Asset Class	Fair Value at 04/30/2016	Valuation Technique	Unobservable Input	Range (Weighted Average) (per share)
Corporate Bonds	$2,448,787	Vendor Princing	Single Broker Quote	$0.00 - $0.86($0.45)
Bank Loans	$33,397,418	Vendor Princing	Single Broker Quote	$0.43 - $1.01($0.88)
Common Stocks	$106,323	Market Approach	Discount For Illiquidity	$0.00 - $8.36($7.97)

Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs Credit Suisse Asset Managment LLC, the Fund’s investment adviser (“Credit Suisse” or the “Adviser”) considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company’s financial statements, the company’s products or intended markets or the company’s technologies; (iii) the price of the same or similar security negotiated at arm’s length in an issuer’s completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual term. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

For the six months ended April 30, 2016, there were no transfers in and out of Level 1 and Level 2, but there were $11,175,329 transferred out from Level 2 to Level 3 due to lack of pricing source supported by observable inputs and $11,159,243 transferred out from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs. All transfers, if any, are assumed to occur at the end of the reporting period.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

Note 2. Significant Accounting Policies (continued)

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance and cash flows.

Fair Values of Derivative Instruments as of April 30, 2016

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Currency Contracts	Unrealized appreciation on forward currency contracts	$—	Unrealized depreciation on forward currency contracts	$298,563

Effect of Derivative Instruments on the Statement of Operations

	Location	Realized Gain (Loss)	Location	Net Unrealized Appreciation (Depreciation)
Currency Contracts	Net realized gain from forward currency transactions*	$569,789	Net change in unrealized appreciation (depreciation) from forward currency translations*	$(427,815)

*	Statement of Operations includes both forward currency contracts and foreign currency transactions/translations.

The value amount of forward foreign currency contracts at the six months ended April 30, 2016 is reflected in the Schedule of Investments. For the six months ended April 30, 2016, the Fund held an average monthly value on a net basis of $12,909,624 in forward foreign currency contracts.

The Fund is a party to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time.

The following table presents by counterparty the Fund’s derivative liabilities net of related collateral pledged by the Fund at April 30, 2016:

Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Morgan Stanley	$298,563	$—	$—	$—	$298,563

(a)	Forward foreign currency exchange contracts are included.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

Note 2. Significant Accounting Policies (continued)

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund isolates that portion of realized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices.

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund declares and pays dividends on a monthly basis and records them on ex-date. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The Fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of common stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

F) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund’s intention to continue to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships (“Qualifying Income”).

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

Note 2. Significant Accounting Policies (continued)

for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company (“SSB”), the Fund’s custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) CASH FLOW INFORMATION — Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities, including domestic and foreign currencies. The Fund invests in securities and distributes dividends from net investment income and net realized gains, if any (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion or amortization income recognized on investment securities.

I) FORWARD FOREIGN CURRENCY CONTRACTS — A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund will enter into forward foreign currency contracts primarily for hedging foreign currency risk. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract. The Fund’s open forward foreign currency contracts at April 30, 2016 are disclosed in the Schedule of Investments.

J) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund’s securities lending agent or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund’s securities lending agent. As of April 30, 2016, the Fund had investment securities on loan with a fair value of $10,019,627 and a related liability of $10,212,938 for collateral received on securities loaned, both of which are presented gross on the Statement of Assets and Liabilities. The collateral for securities loaned is valued consistently to the other investments held by the Fund and is included in level 2 of the fair value hierarchy. For the six months ended April 30, 2016, the value of the related collateral exceeded the value of the securities loaned.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

Note 2. Significant Accounting Policies (continued)

The Fund’s securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the six months ended April 30, 2016, total earnings from the Fund’s investment in cash collateral received in connection with securities lending arrangements was $73,718, of which $1 was rebated to borrowers (brokers). The Fund retained $62,624 in income from the cash collateral investment, and SSB, as lending agent, was paid $11,093. Securities lending income is accrued as earned.

K) OTHER — Lower-rated debt securities (commonly known as “junk bonds”) possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund’s Statement of Assets and Liabilities.

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund’s net asset value.

L) NEW ACCOUNTING PRONOUNCEMENTS — On April 7, 2015, Financial Accounting Standards Board (“FASB”) issued a new Accounting Standards Update (“ASU”) No. 2015-03, “Simplifying the Presentation of Debt Issuance Costs”. The ASU requires debt issuance costs to be presented on the balance sheet as a direct deduction from the debt liability. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In May 2015, the FASB issued ASU No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

M) SUBSEQUENT EVENTS — In preparing the financial statements as of April 30, 2016, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 1.00% of the first $250 million of the average weekly value of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) and 0.75% of the average weekly value of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) greater than $250 million. Effective January 1, 2011, Credit Suisse has agreed to waive 0.15% of the fees payable under the Advisory Agreement up to $200 million and 0.25% of the fees payable under the Advisory Agreement on the next $50 million. For the six months ended April 30, 2016, investment advisory fees earned and voluntarily waived were $1,618,528 and $211,338, respectively. Fee waivers and expense reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

SSB serves as Accounting and Administrative Agent for the Fund. For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the six months ended April 30, 2016, administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $32,611.

The Independent Trustees receive fifty percent (50%) of their annual retainer in the form of shares. During the six months ended April 30, 2016 and the year ended December 31, 2015, 13,125 shares and 22,339 shares were issued through the Trustees’ compensation plan, respectively. Trustees as a group own less than 1% of the Fund’s outstanding shares.

Note 4. Line of Credit

The Fund has a line of credit provided by SSB primarily to leverage its investment portfolio (the “SSB Agreement”). The Fund may borrow the lesser of: a) $170,000,000; b) an amount that is no greater than 33 1/3% of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage); and c) the Borrowing Base as defined in the SSB Agreement. Under the terms of the SSB Agreement, the Fund pays a commitment on the unused amount. In addition, the Fund pays interest on borrowings at LIBOR plus a spread. At April 30, 2016, the Fund had loans outstanding under the Agreement of $109,800,000. During the six months ended April 30, 2016, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding	Interest Paid
$112,940,879	1.210%	$126,600,000	$691,317

The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for shareholders including the likelihood of greater volatility of net asset value and market price of the Fund’s shares and the risk that fluctuations in interest rates on borrowings and short-term debt may affect the return to shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

Note 4. Line of Credit (continued)

distribution to shareholders as dividends and other distributions will be reduced. In the latter case, Credit Suisse in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the Fund is utilizing leverage, the management fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the managed assets including those purchased with leverage.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund’s lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. There is no guarantee that the Fund’s borrowing arrangements or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Fund. Expiration or termination of available financing for leveraged positions can result in adverse effects to its access to liquidity and its ability to maintain leverage positions, and may cause the Fund to incur losses. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Fund. In addition, a decline in market value of the Fund’s assets may have particular adverse consequences in instances where the Fund has borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender requiring the Fund to sell assets at a time when it may not be in the Fund’s best interest to do so.

Note 5. Purchases and Sales of Securities

For the six months ended April 30, 2016, purchases and sales of investment securities (excluding short-term investments) were $77,707,157 and $90,738,433, respectively.

Note 6. Fund Shares

The Fund offers a Dividend Reinvestment Plan (the “Plan”) to its common stockholders. By participating in the Plan, dividends and distributions will be promptly paid to stockholders in additional shares of common stock of the Fund. The number of shares to be issued will be determined by dividing the total amount of the distribution payable by the greater of (i) the net asset value per share (“NAV”) of the Fund’s common stock on the payment date, or (ii) 95% of the market price per share of the Fund’s common stock on the payment date. If the NAV of the Fund’s common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution to purchase shares of Fund common stock in the open market.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

Note 6. Fund Shares (continued)

The Fund has one class of shares of beneficial interest, par value $.001 per share; an unlimited number of shares are authorized. Transactions in shares of beneficial interest of the Fund were as follows:

	For the Six Months Ended April 30, 2016 (unaudited)	For the Year Ended October 31, 2015
Shares issued through the Trustees compensation plan	13,125	22,339
Shares issued through at-the-market offerings	—	342,893
Shares issued through reinvestment of dividends	—	21,426

Net increase	13,125	386,658

Note 7. Shelf Offering

The Fund has an effective “shelf” registration statement. The shelf registration statement enables the Fund to issue up to 93,778,401 in proceeds through one or more public offerings. Shares may be offered at prices and terms to be set forth in one or more supplements to the Fund’s prospectus included in the shelf registration statement. On April 15, 2015, the Fund filed a prospectus supplement relating to an at-the-market offering of the Fund’s shares of common stock. Any proceeds raised through such offering will be used for investment purposes. For the six months ended April 30, 2016, there were no transactions in shares of common stock in at-the-market offering. Shares issued through at-the-market offerings and proceeds (net of commissions) of the Fund at the year ended October 31, 2015 were 342,893 and $1,038,341, respectively.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Other Matters

On May 19, 2014, the U.S. Department of Justice (the “Department of Justice”) filed a one-count criminal information (the “Information”) in the District Court for the Eastern District of Virginia (the “District Court”) charging Credit Suisse AG (“CSAG”) with conspiracy to commit tax fraud related to accounts CSAG established for cross-border clients. The Department of Justice and CSAG entered into a plea agreement (the “Plea Agreement”) settling the action pursuant to which CSAG pleaded guilty to the charge set out in the Information.

The Plea Agreement requires CSAG to pay over $1.8 billion to the U.S. government, including the U.S. Internal Revenue Service. The Plea Agreement also requires CSAG to lawfully undertake certain remedial actions to address the conduct described in the Plea Agreement.

CSAG has entered into other settlements relating to the conduct set out in the Plea Agreement. CSAG has entered into a Consent Order with the Federal Reserve Board (the “Federal Reserve”) to resolve certain findings by the Federal Reserve, including that the activities of CSAG regarding opening of foreign accounts for U.S. taxpayers, provision of investment services to U.S. clients, and operation of CSAG’s New York representative office prior to 2009 lacked adequate enterprise-wide risk management and compliance policies and procedures sufficient to ensure that all of its activities comply with U.S. laws and regulations. In addition, CSAG has entered into a Consent Order with the New York State Department of Financial Services (the “DFS”) to resolve the DFS’s

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

Note 9. Other Matters (continued)

investigation into the conduct described in the Plea Agreement. The settlement with the Federal Reserve requires CSAG to pay $100 million to the Federal Reserve, and the settlement with the DFS requires CSAG to pay $715 million to the DFS.

These settlements follow a settlement by Credit Suisse Group AG (“CS Group”), the parent company of CSAG, with the Securities and Exchange Commission (the “Commission”) on February 21, 2014 to resolve an investigation by the Commission into solicitation and provision of broker-dealer and investment advisory services to certain U.S. cross-border clients by CS Group while not registered with the Commission as a broker-dealer or investment adviser. As part of the settlement, CS Group retained an independent consultant to evaluate its policies and procedures and examine its broker-dealer and investment adviser activities to fully verify that the business that was the subject of the Commission investigation has been completely exited. CS Group also agreed to pay $196,511,014, which includes $82,170,990 in disgorgement, $64,340,024 in interest and a $50,000,000 penalty.

CSAG is the indirect parent company of Credit Suisse and CSSU. Neither Credit Suisse, CSSU nor the Fund was named in the Plea Agreement (as defined above) or other settlements relating to the conduct set out in the Plea Agreement. The conduct set out in the Plea Agreement did not involve the Fund, Credit Suisse or CSSU with respect to its investment adviser and distribution activities relating to the Fund.

Credit Suisse, CSSU and certain of their affiliates have received a permanent exemptive order from the Commission to permit them to continue serving as investment advisers and principal underwriters for U.S.-registered investment companies, such as the Fund. Due to a provision in the law governing the operation of U.S.-registered investment companies, they would otherwise have become ineligible to perform these activities as a result of the plea in the Plea Agreement. The permanent exemptive order permits Credit Suisse and CSSU to continue to provide services to the Fund, so long as, among other things, no current or former employee of CSAG or any affiliate of CSAG who previously has been or who subsequently may be identified by CSAG or any U.S. or non-U.S. regulatory or enforcement agencies as having been responsible for the conduct described in the Plea Agreement will be employed by Credit Suisse and certain of its affiliates. Credit Suisse and CSSU have informed the Fund that, Credit Suisse and CSSU believe the Settlements will not have any material impact on the Fund or on the ability of Credit Suisse or CSSU to perform services for the Fund.

On November 21, 2014, at the sentencing hearing, the District Court accepted and implemented the sentence as set out in the Plea Agreement. The District Court imposed no additional conditions beyond those contained in the Plea Agreement.

Credit Suisse High Yield Bond Fund

Results of Annual Meeting of Shareholders (unaudited)

On February 23, 2016, the Annual Meeting of Shareholders of the Fund was held. Robert Wilson, in his capacity as Inspector, reported that, with respect to the proposal relating to the election of two Trustees, the following number of Shares were voted for Mr. Fox and Mr. Popp:

NOMINEE	“FOR” NOMINEE	WITHHELD
Lawrence J. Fox	77,167,222	5,165,640
John G. Popp	77,009,225	5,323,637

In addition to the Trustees elected at the meeting, Enrique R. Arzac, Terry Fires Bovarnick, James J. Cattano and Steven N. Rappaport continue to serve as Trustees of the Fund.

Credit Suisse High Yield Bond Fund

Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement for the Credit Suisse High Yield Bond Fund (the “Fund”), the Board of Trustees of the Fund (the “Board”), including all of the Trustees who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “Independent Trustees”), at a meeting held on November 16 and 17, 2015 considered the following factors:

Investment Advisory Fee Rates and Expenses

The Board reviewed and considered the contractual investment advisory fee rate of 1.00% of the average weekly value of the Fund’s total assets minus the sum of accrued liabilities (other than aggregate indebtedness constituting leverage) (the “Managed Assets”) less than or equal to $250 million and 0.75% of the average weekly value of the Managed Assets greater than $250 million (the “Contractual Advisory Fee”) in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC (“Credit Suisse”). The Board also reviewed and considered the voluntary fee waivers currently in place for the Fund and considered the actual fee rate of 1.186% paid by the Fund after taking waivers and breakpoints into account (the “Net Advisory Fee”). The Board noted that Credit Suisse, at the Board’s request, had revised the voluntary waiver as of January 1, 2011 so that it was voluntarily waiving 0.15% of the fees payable under the Advisory Agreement up to $200 million and 0.25% of the fees payable under the Advisory Agreement on the next $50 million. The Board acknowledged that voluntary fee waivers could be discontinued at any time.

Additionally, the Board considered information comparing the Contractual Advisory Fee less waivers and/or reimbursements (“Net Advisory Fee”) and the Fund’s overall expenses with those of funds in both the relevant expense group (“Expense Group”) and universe of funds (“Expense Universe”) provided by Broadridge, an independent provider of investment company data. The Board was provided with a description of the methodology used to arrive at the funds included in the Expense Group and the Expense Universe. The Board also received and considered information regarding the co-administration fees paid by the Fund.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV Part 2 – Disclosure Brochure and Brochure Supplement. The Board considered the background and experience of Credit Suisse’s senior management and the expertise of, and the amount of attention given to the Fund by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board evaluated the ability of Credit Suisse, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Fund Performance

The Board considered the performance results of the Fund over time, along with comparisons both to the relevant performance group (“Performance Group”) and universe of funds (“Performance Universe”) for the Fund. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and Performance Universe.

Credit Suisse High Yield Bond Fund

Board Approval of Advisory Agreement (unaudited) (continued)

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Fund, including any fee waivers, as well as other relationships between the Fund on the one hand and Credit Suisse affiliates on the other. The Board also considered Credit Suisse’s methodology for allocating costs to the Fund, recognizing that cost allocation methodologies are inherently subjective.

Economies of Scale

The Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. Accordingly, the Board considered whether the breakpoints in the Fund’s advisory fee structure were appropriate and reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Fund. Such benefits include, among others, benefits potentially derived from an increase in Credit Suisse’s businesses as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution and reviewed Credit Suisse’s method for allocating portfolio investment opportunities among its advisory clients.

Other Factors and Broader Review

As discussed above, the Board reviews detailed materials received from Credit Suisse as part of the annual re-approval process. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of Credit Suisse at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed fund performance reports and Credit Suisse’s compliance procedures.

Conclusions

In selecting Credit Suisse, and approving the renewal of the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•	Although the Contractual Advisory Fee and Net Advisory Fee were both above the median of the Expense Group, the Board determined the fees to be reasonable.

•	Performance information was shown for the one, two, three, four, five and ten year periods ended August 31, 2015. The Fund’s performance was above the median of its Performance Group for the one, two, three, four and five year period, and below the median for the ten year period. The Fund’s performance was above the median of its Performance Universe for the three, four and five year periods, and below the median for the one, two and ten year periods.

•	The Board was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

Credit Suisse High Yield Bond Fund

Board Approval of Advisory Agreement (unaudited) (continued)

•	In light of the costs of providing investment management and other services to the Fund and Credit Suisse’s ongoing commitment to the Fund and willingness to waive fees, Credit Suisse’s profitability based on fees payable under the Advisory Agreement, as well as other ancillary benefits that Credit Suisse and its affiliates received, were considered reasonable.

•	In light of the information received and considered by the Board, the Fund’s current fee structure was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the renewal of the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Credit Suisse High Yield Bond Fund

Notice of Privacy and Information Practices (unaudited)

At Credit Suisse, we know that you are concerned with how we protect and handle nonpublic personal information that identifies you. This notice is designed to help you understand what nonpublic personal information we collect from you and from other sources, and how we use that information in connection with your investments and investment choices that may be available to you. Except where otherwise noted, this notice is applicable only to consumers who are current or former investors, meaning individual persons whose investments are primarily for household, family or personal use (“individual investors”). Specified sections of this notice, however, also apply to other types of investors (called “institutional investors”). Where the notice applies to institutional investors, the notice expressly states so. This notice is being provided by Credit Suisse Funds and Credit Suisse Closed-End Funds. This notice applies solely to U.S. registered investment companies advised by Credit Suisse Asset Management, LLC.

Categories of information we may collect:

We may collect information about you, including nonpublic personal information, such as

•	Information we receive from you on applications, forms, agreements, questionnaires, Credit Suisse websites and other websites that are part of our investment program, or in the course of establishing or maintaining a customer relationship, such as your name, address, e-mail address, Social Security number, assets, income, financial situation; and

•	Information we obtain from your transactions and experiences with us, our affiliates, or others, such as your account balances or other investment information, assets purchased and sold, and other parties to a transaction, where applicable.

Categories of information we disclose and parties to whom we disclose it:

•	We do not disclose nonpublic personal information about our individual investors, except as permitted or required by law or regulation. Whether you are an individual investor or institutional investor, we may share the information described above with our affiliates that perform services on our behalf, and with our asset management and private banking affiliates; as well as with unaffiliated third parties that perform services on our behalf, such as our accountants, auditors, attorneys, broker-dealers, fund administrators, and other service providers.

•	We want our investors to be informed about additional products or services. We do not disclose nonpublic personal information relating to individual investors to our affiliates for marketing purposes, nor do we use such information received from our affiliates to solicit individual investors for such purposes. Whether you are an individual investor or an institutional investor, we may disclose information, including nonpublic personal information, regarding our transactions and experiences with you to our affiliates.

•	In addition, whether you are an individual investor or an institutional investor, we reserve the right to disclose information, including nonpublic personal information, about you to any person or entity, including without limitation any governmental agency, regulatory authority or self-regulatory organization having jurisdiction over us or our affiliates, if (i) we determine in our discretion that such disclosure is necessary or advisable pursuant to or in connection with any United States federal, state or local, or non-U.S., court order (or other legal process), law, rule, regulation, or executive order or policy, including without limitation any anti-money laundering law or the USA PATRIOT Act of 2001; and (ii) such disclosure is not otherwise prohibited by law, rule, regulation, or executive order or policy.

Credit Suisse High Yield Bond Fund

Notice of Privacy and Information Practices (unaudited) (continued)

Confidentiality and security

•	To protect nonpublic personal information about individual investors, we restrict access to those employees and agents who need to know that information to provide products or services to us and to our investors. We maintain physical, electronic, and procedural safeguards to protect nonpublic personal information.

Other Disclosures

This notice is not intended to be incorporated in any offering materials, but is a statement of our current Notice of Privacy and Information Practices and may be amended from time to time. This notice is current as of May 24, 2016.

Credit Suisse High Yield Bond Fund

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	By calling 1-800-293-1232

•	On the Fund’s website, www.credit-suisse.com/us/funds

•	On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090.

Funds Managed by Credit Suisse Asset Management, LLC

CLOSED-END FUNDS

Fixed Income

Credit Suisse Asset Management Income Fund, Inc. (NYSE MKT: CIK)

Credit Suisse High Yield Bond Fund (NYSE MKT: DHY)

Literature Request — Call today for free descriptive information on the closed-ended funds listed above at 1-800-293-1232 or visit our website at www.credit-suisse.com/us/funds.

OPEN-END FUNDS

Credit Suisse Commodity Return Strategy Fund	Credit Suisse Strategic Income Fund
Credit Suisse Floating Rate High Income Fund	Credit Suisse Commodity ACCESS Strategy Fund
Credit Suisse Multialternative Strategy Fund	Credit Suisse Managed Futures Strategy Fund
Credit Suisse Emerging Markets Equity Fund	Credit Suisse Volaris US Strategies Fund
Credit Suisse Global Sustainable Dividend Equity Fund

Fund shares are not deposits or other obligation of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-markets, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 1-877-870-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor.

Credit Suisse High Yield Bond Fund

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Credit Suisse High Yield Bond Fund (the “Fund”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund’s common stock. Computershare Trust Company, N.A. (“Computershare”) acts as Plan Agent for stockholders in administering the Plan.

If your shares of common stock of the Fund are registered in your own name, you will automatically participate in the Plan, unless you have indicated that you do not wish to participate and instead wish to receive dividends and capital gains distributions in cash. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online “Account Access” and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share (“NAV”) of the Fund’s common stock on the payment date, or (ii) 95% of the market price per share of the Fund’s common stock on the payment date. If the NAV of the Fund’s common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund’s common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by notifying Computershare or requesting a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

Credit Suisse High Yield Bond Fund

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 730-6001 (U.S. and Canada)
(781) 575-3100 (Outside U.S. and Canada)

Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	Credit Suisse High Yield Bond Fund
c/o Computershare
P.O. Box 30170
College Station, TX 77842-3170

Overnight correspondence should be sent to:

Computershare
211 Quality Circle, Suite 210
College Station, TX 77845

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

DHY-SAR-0416

Item 2. Code of Ethics.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated December 29, 2015.

Item 11. Controls and Procedures.

(a)    As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b)     The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE HIGH YIELD BOND FUND

/s/ John G. Popp

Name: John G. Popp

Title:   Chief Executive Officer and President

Date:   July 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John G. Popp

Name: John G. Popp

Title:   Chief Executive Officer and President

Date:   July 1, 2016

/s/ Kenneth J. Lohsen

Name: Kenneth J. Lohsen

Title:   Chief Financial Officer

Date:   July 1, 2016